GOING CONCERN AND LIQUIDITY CONSIDERATIONS	6 Months Ended
Dec. 31, 2011
Going Concern And Liquidity Considerations
GOING CONCERN AND LIQUIDITY CONSIDERATIONS

6)	GOING CONCERN AND LIQUIDITY CONSIDERATIONS

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. As of December 31, and June 30, 2011, the Company has a working capital deficit of $19,743 and $12,263 respectively and an accumulated deficit of $24,658 and $7,278, respectively. The Company intends to fund operations through equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the next twelve months.

The ability of the Company to emerge from the development stage is dependent upon, among other things, obtaining additional financing to continue operations, develop, patent and market its technology. In response to these problems, management intends to raise additional funds through public or private placement offerings. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.